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                                                                    EXHIBIT 10.2
                           COMMERCIAL LEASE

THIS LEASE, made as of the last date of execution as entered on the last page of this agreement between TAMMY DEVELOPMENT COMPANY hereinafter referred to as "Landlord", and CHATTEM, INC. hereinafter referred to as "Tenant".

                             WITNESSETH:

                 ARTICLE 1. PREMISES, TERM AND USE

SECTION 1. PREMISES. Landlord hereby leases to Tenant, and Tenant, hereby leases from Landlord, in consideration of the rents to be paid and the covenants and agreements to be performed and observed by Tenant, the following described space of approximately 100,000 square feet known as PHASE II-A AND PHASE II-B, SOUTH BROAD STREET CENTER, CHATTANOOGA, TENNESSEE hereinafter referred to as "The Premises", including the ancillary parking area and the non-exclusive right to use the common driveway for ingress and egress.

SECTION 2. TERM. The term of the lease shall be FIVE years commencing on the First day of FEBRUARY 1996 and ending on the last day of JANUARY 2001.

SECTION 3. PERMITTED USE. The Premises shall be used for LIGHT MANUFACTURING, WAREHOUSING AND DISTRIBUTION and for no other use without Landlord's prior written consent.

SECTION 4. ZONING. Landlord warrants that the premises are zoned to permit the uses setforth in Article 1, Section 3 and are in compliance with all applicable laws, ordinances, regulations of the United States and the State, County and City where the premises are located. The Premises are currently zoned M-1.

                           ARTICLE 2. RENT

SECTION 1. MINIMUM RENT. During the term of this lease, Tenant covenants and agrees to pay the Landlord a fixed minimum rent (hereinafter called the "Minimum Rent"), in equal monthly installments on the first day of each and every month in advance, payable to TAMMY DEVELOPMENT COMPANY - 4289 BONNY OAKS DRIVE, SUITE 201, CHATTANOOGA, TN 37406:

    (i) Commencing FEBRUARY 1, 1996 and Terminating JANUARY 31, 1998 a minimum rent of TWO HUNDRED EIGHTY FIVE THOUSAND AND 00/100 DOLLARS ($285,000) per year payable in equal monthly installments of TWENTY THREE THOUSAND SEVEN HUNDRED FIFTY AND 00/100 DOLLARS ($23,750.00);

    (i) Commencing February 1, 1998 and Terminating January 31, 2001 a minimum rent of Three Hundred Thousand and 00/100 DOLLARS ($300,000.00) per year payable in equal monthly installments of TWENTY FIVE THOUSAND AND 00/100 DOLLARS ($25,000.00);

SECTION 2. TERMINATION NOTICE. At anytime after the end of the 48th month of the base term, both parties shall be required to provide a twelve month advance termination notice to the other party citing its intention to terminate the lease agreement. This condition specifically imposes an obligation upon both parties to either terminate the lease as of January 31, 2001 or the termination date of the lease will automatically be extended in consecutive monthly increments and the lease will continue under the same terms and conditions, except as to the rental, until otherwise modified or terminated in writing. The rental for the carryover term, if applicable, commencing February 1, 2001, will be calculated based on a rate of $3.15 per square foot, per annum.

SECTION 3. PROMPT PAYMENT WITHOUT DEMAND. Time is of the essence of this lease and Tenant shall pay the rent herein reserved at the time and place specified without deduction, setoff, notice, or demand. Tenant expressly waives any and all requirements for written notice for nonpayment of rent.

                      ARTICLE 3. TAXES AND INSURANCE

SECTION 1. REAL ESTATE TAXES AND INSURANCE PREMIUMS. The landlord shall pay all real estate taxes and assessments ("real estate taxes") and insurance premiums imposed upon the land and building, provided,however, that Tenant shall reimburse Landlord for the increase in its proportionate share of any increases in the amount of real estate taxes and insurance premiums paid or payable by Landlord on the land and building for each calendar year during the term of this lease, and extensions, if any, over the amount which Landlord paid for such real estate taxes (which proportionate share is hereby agreed to be $29,453.88) and insurance premiums (which proportionate share is hereby agreed to be $4,114.69). For the purpose of this Article, it shall be presumed that any insurance premiums or taxes paid or payable will be for the calendar year in which it becomes due and irrespective of any policy year or period. In the event the total amount of taxes and insurance results in a net decrease below the base year amounts, no reduction in rent below the minimum rent set out in Article 2 will be allowed, nor will such decreases below the base year amounts offset future increases.

SECTION 2. PROPORTIONATE SHARE. Tenant's proportionate share of any increases under Section 1 above shall be deemed to be 96.16 percent (%).


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SECTION 3. LIMITATIONS ON INSURANCE PREMIUMS PAYABLE BY TENANT. Landlord and
Tenant agree that the insurance coverage contemplated by this Article shall include fire and extended coverage, in an amount not to exceed the building replacement cost and in any amount sufficient to avoid co-insurance, public liability insurance, business interuption/rental abatement insurance, and may include other coverage commonly included in an All Risk Insurance Policy.

SECTION 4. CONTEST OF TAX ASSESSMENT. In the event of an increase in real estate taxes hereunder, the Landlord may contest such increase through the appropriate proceedings (however, nothing herein shall require Landlord to contest any increases) and Tenant agrees to pay its proportionate share of Landlord's cost in contesting such taxes. Tenant may elect to contest such increase or participate with the Landlord to contest such increases through the appropriate proceedings. Tenant must agree in writing to the proportionate share of Landlord's cost of contesting such tax.

SECTION 5. PERSONAL PROPERTY TAXES. Tenant shall pay and be liable for all taxes levied against personal property and trade fixtures placed by Tenant in the premises and for any real estate taxes assessed as a result of Tenant's improvements, alterations or installations.

SECTION 6. PAYMENT OF TAXES OR INSURANCE BY TENANT. The amount of taxes or insurance premiums due from Tenant to Landlord hereunder, if any, shall be treated as rent for all purposes of this lease and shall be payable by Tenant to Landlord within 30 calender days after Landlord bills Tenant for such increases. Increases, if any, for the year during which this lease commences or terminates shall be prorated in accordance with the length of time Tenant occupied the premises in said year.

SECTION 7. TAX ON RENTS. Should the United States of America, the State of Tennessee, Hamilton County, the City of Chattanooga, or any other governmental unit or agency, whether now existing or hereafter created, be given the power to levy and collect tax from Landlord on the rentals payable hereunder, other than general income taxes, inheritance or gift taxes, Tenant agrees to reimburse Landlord in full for the amount of taxes so paid by Landlord on the rentals payable under this lease. Any sums payable by Tenant hereunder shall constitute additional rent and be included in Tenant's monthly installment, in addition to the minimum rent, or in any payment of additional rent.

SECTION 8. LIABILITY INSURANCE. Tenant, at Tenant's expense, shall procure and maintain throughout the term of this lease public liability insurance covering the premises, and the use and occupancy of same, including any adjoining sidewalks, and parking areas, in a company or companies acceptable to Landlord and licensed to do business in Tennessee under a policy satisfactory in form to Landlord, naming Hudson Companies Incorporated, as Landlord, as an additional insured, with limits of not less than $500,000.00 combined single limit. The policy or policies shall contain the provision that they may not be canceled without first giving Landlord not less than fifteen (15) days prior written notice. Duplicate policies or certificates of all insurance shall be delivered to Landlord not less than (5) days prior to each effective date.

SECTION 9. PERSONAL PROPERTY INSURANCE. It shall be Tenant's sole responsibility to insure and keep insured, at Tenant's expense, all personal property which is owned by the Tenant, or any other authorized occupant of the leased premises, and which is placed or stored in the leased premises or elsewhere in the building of which they are a part; and it is agreed that Landlord shall have no responsibility to effect such insurance.

                       ARTICLE 4. USES PROHIBITED

The premises and all building and improvements thereon shall, during the term of this lease, be used only and exclusively for the purposes set forth in
Article 1. Section 3, and no part of the premises or improvements thereon shall be used in any manner whatsoever for any purposes in violation of the laws, ordinances, regulations or orders of the United States, or of the State, County and/or City where the premises are located, or of any duly constituted subdivision, department or board thereof. Tenant shall not knowingly use or occupy the premises or any part thereof, or suffer or permit the same to be used or occupied for any business or purpose deemed extra hazardous on account of fire or otherwise; and if by reason of the use and occupancy of the premises, the policy covering the premises (Fire Insurance, Extended Coverage or Liability) is to be canceled or the rate of said insurance shall be increased, the Landlord shall have the option of terminating this lease, or on demand, Tenant will pay to Landlord the amount of such increase (but such increase in the rate of insurance shall not be deemed a breach of this covenant by Tenant). Tenant covenants and agrees that Tenant will not create or maintain, or permit others to create or maintain, any nuisances, including without limiting the foregoing language, loud noises, sound effects, offensive odors, smoke or dust in or about the leased premises. Tenant shall comply in all respects with all applicable federal, state and local laws, rules regulations and orders including without limitation, those relating to pollution, reclamation or protection of the environment, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, or hazardous or toxic materials or waste into the air, water, or land, or otherwise relating to the manufacture, processing distribution, use, treatment, storage disposal, transport or handling of pollutants, contaminants, or hazardous or toxic materials or wastes. Tenant shall indemnify, defend and hold Landlord harmless from and against any loss, cost damage or expense, including without limitation, attorney's fees and costs of site investigation and clean up, incurred by or imposed upon landlord as a result of the breach by Tenant of its obligations in this Article 4.

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                 ARTICLE 5. CONDITION AND CARE OF PREMISES

Tenant acknowledges that he has examined the leased premises and accepts them as being in good condition and state of repair and that the capacity of the mechanical equipment (electrical, plumbing, heating and air conditioning), if any, is of adequate capacity for Tenant's use, and Landlord does not warrant their condition in any respect.

Tenant, at his own expense, shall keep the premises clean, neat, and free from trash and rubbish, and shall not commit, or permit others to commit any waste, damage, or injury to the leased premises or the building by Tenant, invitees, or other persons whom Tenant permits to be in or about the leased premises. Tenant shall use reasonable diligence to keep the sidewalks adjoining the premises, if any, free from ice and snow and at all times broom clean and free of trash, litter, or obstructions of any kind. Tenant agrees to maintain a fully charged dry chemical fire extinguisher of adequate capacity of use within the premises.

             ARTICLE 6. MAINTENANCE, REPAIRS, AND ALTERATIONS

SECTION 1. OBLIGATIONS OF TENANT. Except for the repairs required of Landlord pursuant to Sections 2 of this Article 6, Tenant shall repair and maintain the Demised Premises, inside in good order, condition, and repair (including any such replacement and restoration as is required for that purpose) without limitation, interior painting, all plate glass, windows, doors, hardware, plumbing fixtures, electric fixtures and equipment, light fixtures, bulbs & ballasts, the heating, ventilating, and air conditioning systems, walls, floors, floor coverings, ceilings and all machinery, equipment and facilities forming apart of the Premises. Should Tenant fail to make any repairs or restoration for which Tenant is responsible under this lease, Landlord may, but will not be obligated to, make same at Tenant's expense, and the cost thereof shall be considered additional rent due hereunder payable immediately.

SECTION 2. OBLIGATIONS OF LANDLORD. Except for any repairs necessitated by the negligent act or omission of Tenant, its agents, servants, or invitees, or by any unusual use of the Premises by Tenant, Landlord shall repair and maintain in good order and condition and replace when necessary the electrical wiring, plumbing pipes, sprinkler systems, roof and structural portions of the building, including, but not limited to, bearing walls, foundations, roof, and all outside appurtenances to the building.

SECTION 3. ALTERATIONS AND ADDITIONS. Tenant shall not make any alterations or additions to the premises without Landlord's prior written consent. Landlord shall not be liable for the cost of any alterations or additions, all of which are hereinafter referred to in this paragraph as "alterations" made by Tenant, and Tenant shall indemnify and save Landlord harmless on account of claims for mechanic's materialmen's or other liens in connection with any alterations made by Tenant, and any such liens shall exist only against Tenant's leasehold interest, and not against Landlord's interest, whether in fee or otherwise. Upon Landlord's request, Tenant shall provide Landlord a waiver of lien from any contractor performing work on the Premises. All alterations made by Tenant shall be in full compliance with all applicable building laws, ordinances and regulations. All alterations that may be made by either of the parties shall inure to Landlord's benefit and shall become a part of the premises and shall belong to Landlord absolutely as soon as made.

                       ARTICLE 7. INDEMNIFICATION

Landlord shall not be liable for any loss, damage or injury to person or property occurring, except due to the gross negligence or intentional conduct of the landlord or its agents, in or about the premises, and Tenant shall indemnify and hold Landlord harmless from any and all such injuries and damages, and shall defend any claims or legal actions arising, therefrom, and pay all judgements resulting therefrom and shall reimburse Landlord for all costs and expenses, including attorney's fees, paid or incurred by landlord as a result thereof. Without in any way limiting the general language of the sentence immediately proceeding, Landlord shall not be liable for loss of or damage to any property at any time located in or about the premises, whether or not Tenant is the owner hereof, including, but not limited to, any loss, damage or injury resulting from steam, gas or electricity, or from water, rain, snow, ice or other substance which may leak into, or issue or flow from any part of the premises or from the pipes or plumbing work of the premises, or from or into any other place or quarter. Landlord shall be under no liability to Tenant on account of any discontinuance of heat, electricity, sewer, water, air conditioning, sprinkler, gas and/or other utility, convenience, service or facility, however such discontinuance may be caused, and shall be under no obligation to see that such discontinuance is rectified, and no such discontinuance shall constitute conservative eviction or any ground for termination of this lease by Tenant. Landlord shall indemnify Tenant and hold Tenant harmless from any and all losses, damages and injuries resulting from the gross negligence of the Landlord or its agents, and shall defend any claims or legal actions arising therefrom and shall reimburse Tenant for all costs and expenses, including attorney fees, paid or incurred by Tenant as a result thereof.

         ARTICLE 8. DAMAGE OR DESTRUCTION BY FIRE OR OTHER CASUALTY

If at any time the premises becomes totally untenantable by reason of damage or loss by fire or other casualty and such fire or other casualty shall not have been caused by the negligence or wrongful act or omission of Tenant, Tenant's servant, agents, licensees or invitees, the rent shall abate until the premises have been restored to tenantable condition, but nothing herein is to be constructed as requiring Landlord to rebuild or restore the premises. In the event of a loss from fire or other casualty, Landlord shall have the election not to rebuild or recondition the premises which such election may be exercised by written notice thereof to Tenant, given within thirty (30) days from the date of said loss. For purposes of this Article 8, "totally untenantable" shall mean that the premises had been damaged to the extent that the interior of the premises and the contents therein are exposed to the elements.


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If Landlord exercises such election, this lease shall cease and terminate, effective on the date of such loss, and Tenant shall pay the accrued rent up to the date of such loss, or Landlord, if the rent has been paid beyond such date, will refund to Tenant the proportionate part of any such rent prepaid, and thereupon this lease shall become null and void, without further obligations on the part of either party hereto, even though the building may at a later date be rebuilt, restored or reconditioned.

                             ARTICLE 9. SIGNS

Except for the existing signs, no signs shall be constructed or painted on the windows, outside walls, roof or exterior of the premises without the prior written consent of Landlord.

                ARTICLE 10. LANDLORD'S RIGHT TO GO ON PREMISES

Tenant shall permit Landlord and/or Landlord's agents or employees at all reasonable hours to enter the Premises and examine them or to show them to persons wishing to rent or purchase the same, or to make repairs, alternations, or other work thereto, taking any space needed therefor, and no compensation shall be asked or claim made by Tenant by reason of any inconvenience or annoyance arising from anything that may be done in repairing, altering, working on or protecting the Premises or Building of which same may be a part, however, the necessity may arise, but this paragraph shall not be construed as imposing any duty on Landlord to make any repairs, alterations or additions. Tenant shall permit Landlord and/or Landlord's agents, but only during the four months preceding the termination of this Lease, to place upon the windows, walls or doors of the premises "FOR SALE" and/or "FOR RENT" signs, and allow the same to remain there without molestation and without any claim being made by Tenant for compensation on account thereof.

                     ARTICLE 11. UTILITIES AND SERVICES

Tenant shall pay for all gas, electricity, heat, water, sewer charges, and all other utilities used on or about the Premises, and shall pay any charges of any company furnishing water or pressure for any sprinkler system, fire hydrants or standpipe serving the premises. Tenant shall pay its proportionate share of all special assessments imposed by any governmental entity on the Premises including, but not limited to, the Storm Water Fee instituted by the City to service the property. Tenant shall maintain heat in the premises as necessary to prevent the freezing of plumbing and sprinkler systems. Tenant shall also pay all charges for cleaning services or private garbage service used by Tenant.

                     ARTICLE 12. NO ASSIGNMENT OR SUBLETTING

Neither Tenant nor any court officer thereof, nor any receiver or trustee in bankruptcy shall assign or transfer this Lease or any part thereof nor shall the premises be sublet in whole or in part, without Landlord's prior written consent: such consent shall not be unreasonably withheld provided, however, that Tenant, while not in default hereunder, shall have the right to sub-let portions or sections of the premises for departments handling some of the items ordinarily handled in the business for which the premises may be used as provided in Article I hereinabove. Tenant shall always remain liable for any default of any assignee, transferee or sub-tenant.

                         ARTICLE 13. REMOVAL OF FIXTURES

Provided Tenant is not in default hereunder, Tenant shall have the right on or before the termination of this Lease, to remove any trade fixtures that were purchased and provided by Tenant, and which are susceptible of being removed without damage to the Building or the Premises, provided Tenant exercises such right before this lease is terminated, and provided Tenant furnishes Landlord in advance adequate security satisfactory to Landlord that the Building and Premises will be restored to their original condition at Tenant's expense immediately after such removal. This right of removal shall not include any right to remove any heating, air conditioning, plumbing, wiring, linoleum or carpeting, and shall not, as a matter of course, include any fixtures that were furnished or paid for by Landlord. Any such items remaining on the Premises or in the Building after such date of termination shall, at Landlord's option, be deemed the property of Landlord for such disposition as Landlord sees fit or Landlord may require Tenant to remove all of Tenant's property.

                          ARTICLE 14. WAIVER PROVISION

The failure of Landlord to insist on strict performance of any of the terms, conditions and covenants herein shall not be deemed to be a waiver of any rights of remedies that Landlord may have and shall not be deemed a waiver of any subsequent breach in the terms, conditions and covenants herein contained except as may expressly waived.

                         ARTICLE 15. DEFAULT PROVISIONS

If: (i) Tenant shall default in payment of the rent due hereunder and such default shall continue for a period of Ten (10) days after the due date of the rent, Landlord will give the Tenant written notice of default and five
(5) business days following the notice to cure the default: or (ii) the leased premises become deserted or stand vacant or are used for purpose other than that stated in Article I herein: or (iii) Tenant be in under any other covenant, agreement, obligation or condition of this lease and fails to cure such default within thirty (30) days after written notice thereof from Landlord (or if such default shall be of such a nature that it cannot be cured completely within such thirty (30) day period. Tenant shall not have property commenced with such thirty (30) day period and shall not thereafter proceed with reasonable diligence and good faith to remedy such default):

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(iv) Tenant shall file a voluntary petition in bankruptcy, reorganization or receivership, become insolvent, be adjudicated bankrupt, or make an assignment for the benefit of creditors, or if any involuntary petition in bankruptcy, reorganization or receivership is filed against Tenant and not dismissed within sixty (60) days, any such event shall, at Landlord's option, constitute a default of Tenant hereunder and Landlord, at Landlord's option and without further notice to Tenant, which is hereby expressly waived, may at any time declare this lease terminated and this lease shall expire as fully and completely as if that day were the date herein originally fixed for the expiration of the term, and Tenant shall quit and surrender the premises to Landlord, but Tenant shall nevertheless continue to remain liable hereunder. Landlord may at any time thereafter re-enter the leased premises and remove all persons and property therefrom by any suitable action or proceeding at law or in equity or by force or otherwise, without being liable for any prosecution thereof or any damages arising therefrom and repossess and enjoy the leased premises. Such re-entry shall not relieve Tenant of the obligation to make the rental payments required by this Lease at the time and in the manner provided herein. Upon such re-entry, Landlord may, but shall not be required to, repair, alter, remodel and/or change the character of the leased premises as Landlord may see fit and/or at any time relet the premises in whole or in part for any period or time that the Landlord elects, whether longer or shorter than the unexpired portion of the term of this lease, as agent of Tenant, or otherwise, in the name of Landlord or of Tenant, as Landlord may see fit and Landlord may receive the rents therefor, applying the same first to the payment of such reasonable expenses as Landlord may have incurred in entering, dispossessing, reletting, repairing or altering the premises, and then to the fulfillment of the covenants of Tenant herein, including but not limited to the rental payments required hereunder, retaining any such balances until the date the term of this lease would otherwise have expired as security for the payment of all obligations of Tenant which may arise and be unpaid during such period. In attempting to relet the leased premises, Landlord shall be the sole judge as to whether or not proposed tenant is suitable and acceptable. Landlord shall not, by receiving partial payments of rents in arrears, be deemed to have waived any rights herein for nonpayment of rent of for any other default on the part of Tenant.

                   ARTICLE 16. NOTICE REQUIREMENTS

All notices required or permitted by the terms of this lease shall be given by United States registered or certified mail, addressed to Tenant c/o Chattem, Attn: Derrill Pitts 1715 West 38th Street, Chattanooga, TN 37409 and addressed to Tammy Development Company 4289 Bonny Oaks Drive, Suite 201, Chattanooga, TN 37406. The date when such notice shall be deemed to have been given shall be the date when it is deposited in the United States Mails, postage prepaid, in accordance with the provisions of this paragraph. Any address or addressee herein specified may be changed from time to time by either party by written notice given to the other party as above provided, such change or address or addressee to become effective at the expiration of five (5) calendar days from the date of the notice of change.

                         ARTICLE 17. SURRENDER

Tenant, and Tenant's assignees and/or sub-tenants, if any, shall surrender the premises to Landlord at the expiration of the term hereof, or any extension hereof, or upon termination of this lease by virtue of Tenants' default, broom clean and in good condition, damage by fire or other casualty not caused by the negligence of Tenant, Tenant's employees, agents, officers and invitees, excepted. If Tenant shall default in so surrendering the premises, then Tenant's occupancy subsequent to such expiration shall be deemed to be that of a tenant at will, and in no event from month to month, or from year to year, subject to all of the terms, covenants and conditions of this lease applicable thereto, and no extension or renewal of this lease shall be deemed to have occurred by such holding over.

                          ARTICLE 18. CONDEMNATION

In the event that the term of this lease or any extension or renewal thereof either the entire premises or the building of which the premises are a part, or such substantial part of either as to render the remaining premises or building untenantable, are acquired by governmental or quasi-governmental authority by exercise of the power or eminent domain, this lease shall be adjusted at the time possession must be surrendered to such authority for all purposes, and prepaid or unpaid rent shall be adjusted between the parties as of such date. In the event that only such portion of the premises or the building is acquired by such authority by the exercise of such power as will leave the remaining premises in a condition suitable for use by Tenant in its business, the monthly rental payments from the date of such acquisition to the end of the original or any extended term hereof shall be reduced in proportion to the resulting loss of use of said premises by Tenant, but such reduction shall not exceed Landlord's award attributable to the premises. In the event such partial acquisition and reduction in rent, Landlord agrees to make promptly, at Landlord's expense, all necessary alterations and repairs which shall be required because of such partial acquisition by eminent domain, to restore the premises to a safe and tenable condition, but only to the extent of proceeds of condemnation make available to Landlord. Tenant shall have no claim against Landlord or the condemning authority for any acquisition of the leasehold interest, provided that nothing herein contained shall in any way prejudice or interfere with any claim which Tenant may have against the authority exercising the power of eminent domain for damages or otherwise for destruction or interference with the business of Tenant in the premises so long as such claim does not diminish Landlord's claim. For purposes of this section, acquisition of all or a part of the premises by governmental or quasi-governmental authority by means of voluntary negotiations and contract shall be deemed to be acquisition by exercise of the power of eminent domain.

                    ARTICLE 19. WAIVER OF SUBROGATION

Each of the parties hereto waives any and all rights to recovery against the other or against the officers, employees, agents, representatives, of such other party for loss of or damage to such waiving party or its property or the property of others under its control, arising from any cause insured against under the standard form of fire insurance policy


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                    ARTICLE 19. WAIVER OF SUBROGATION

Each of the parties hereto waives any and all rights of recovery against the other or against the officers, employees, agents, representatives of such other party for loss of or damage to such waiving party or its property or the property of others under its control, arising from any cause insured against under the standard form of fire insurance policy with all permissible extension endorsements covering additional perils or under any other policy of insurance carried by such waiving party in lieu thereof, provided said waiver does not adversely affect such insurance.

                    ARTICLE 20. LEASE SUBORDINATION

Tenant agrees that its interest in the leased premises shall be and remain subject and subordinate to the lien of any existing mortgage, deed of trust, security instrument, or other lien applicable to the leased premises, the property of which the leased premises are a part and/or its contents. Upon request of Landlord, Tenant will enter into a written agreement subordinating the lease to the lien of any future mortgage, deed of trust, security instrument, or other lien applicable to the leased premises and any extensions or renewals thereof and to all advances made or hereafter to be made on the security thereof, irrespective of the date of execution or recordation, provided that mortgagee consents that Tenant's possession of the premises and Tenant's rights and privileges under the lease, or any renewals, modifications, or extensions thereof shall not be diminished or interfered with by that mortgagee and Tenant's occupancy of the premises shall not be disturbed by that mortgagee during the term of the lease or any renewals, modifications, or extensions thereof for so long as Tenant is not in default (beyond any period given Tenant to cure such default) in the payment of rent or in the performance of any of the terms, covenants, or conditions of the lease on Tenant's part to be performed.

                        ARTICLE 21. ATTORNMENT

If, by reason of any default by Landlord as mortgagor or grantor under any present and/or future mortgage, deed of trust security instrument, or other lien, Landlord's equitable title or fee simple title is terminated through foreclosure or trustee sale or otherwise at the instance of the holder of such mortgage, deed of trust, security instrument, or other lien, Tenant hereby agrees to attorn to the purchaser at the foreclosure or trustee sale and will recognize such purchaser as Landlord under the lease.

                      ARTICLE 22. QUIET ENJOYMENT

Provided Tenant shall pay all rents as herein agreed and keep and perform all of the terms, covenants and conditions hereof, Tenant shall peaceably possess and quietly enjoy the demised premises without disturbance or interruption subject only to the terms and conditions of this Lease.

              ARTICLE 23. RIGHTS OF SUCCESSORS AND ASSIGNS

The terms, covenants and conditions in this Lease shall apply to and inure to the benefit of and be binding upon the parties hereto and upon their respective executors, heirs, legal representatives, successors and assigns, as the case may be.

                  ARTICLE 24. LANDLORD REPRESENTATIONS

The Landlord represents and warrants that:

       (i) Landlord is the fee owner of the demised premises and has all right, power and authority to execute, deliver and perform this lease;

       (ii) the execution, delivery and performance of this Lease by Landlord do not violate any provision of applicable law or any agreement, instrument or document to which Landlord is a party or by which its assets may be bound or affected.

                          ARTICLE 25. RECORDING

Owner and Tenant hereby agree to execute a memorandum of lease in form satisfactory to Tenant. Tenant may, at Tenant's sole cost and expense, promptly record such memorandum of lease in the registrar's office of the County in which the Leased Premises are located.

                      ARTICLE 26. ESTOPPEL CERTIFICATE

Tenant agrees, with seven (7) days after written request by Landlord, to execute, acknowledge and deliver to and in favor of any proposed mortgagee or purchaser of the Premises, an estoppel certificate, in the form customarily used by such proposed mortgagee or purchaser, stating, among other things (i) whether this Lease is in full force and effect, (ii) whether this Lease has been modified or amended and, if so, identifying and describing any such modification or amendment, (iii) the date to which rent and other charge has been paid, and (iv) whether the party furnishing such certificate knows of any default on the part of the Landlord or has any claim against such Landlord and, if so, specifying the nature of such default or claim.

                          ARTICLE 27. TERMINOLOGY

Whenever Landlord and Tenant are herein referred to, such reference shall be construed as applying to their respective successors in interest, and in the singular or plural number, and in the masculine, feminine or neuter gender, whichever is properly applicable.

                           ARTICLE 28. CAPTIONS

The captions of this lease are for convenience only and are not a part of this lease and do not in any way limit or amplify the terms and provisions of this lease.

                       ARTICLE 29. ENTIRE AGREEMENT

This lease contains all of the agreements between the parties hereto and may not be modified in any manner unless by agreement in writing signed by all parties hereto or their successors in interest.




DATE         8-1-95                             DATE      7/21/95
    -------------------------------                 ---------------------------
LANDLORD: Tammy Development Company             TENANT: Chattem, Inc.


By:--------------------------------             By:----------------------------


WITNESS:                                        WITNESS:
-----------------------------------             -------------------------------

                                                                    EXHIBIT 10.2

                           COMMERCIAL LEASE

THIS LEASE, made as of the last date of execution as entered on the last page of this agreement between TAMMY DEVELOPMENT COMPANY hereinafter referred to as "Landlord", and CHATTEM, INC. hereinafter referred to as "Tenant".

                             WITNESSETH:

                 ARTICLE 1. PREMISES, TERM AND USE

SECTION 1. PREMISES. Landlord hereby leases to Tenant, and Tenant, hereby leases from Landlord, in consideration of the rents to be paid and the covenants and agreements to be performed and observed by Tenant, the following described space of approximately 9,600 square feet known as PHASE I, SOUTH BROAD STREET CENTER, CHATTANOOGA, TENNESSEE hereinafter referred to as "The Premises", including the ancillary parking area and the non-exclusive right to use the common driveway for ingress and egress.

SECTION 2. TERM. The term of the lease shall be FIVE years commencing on the First day of FEBRUARY 1996 and ending on the last day of JANUARY 2001.

SECTION 3. PERMITTED USE. The Premises shall be used for LIGHT MANUFACTURING, WAREHOUSING AND DISTRIBUTION and for no other use without Landlord's prior written consent.

SECTION 4. ZONING. Landlord warrants that the premises are zoned to permit the uses setforth in Article 1, Section 3 and are in compliance with all applicable laws, ordinances, regulations of the United States and the State, County and City where the premises are located. The Premises are currently zoned M-1.

                           ARTICLE 2. RENT

SECTION 1. MINIMUM RENT. During the term of this lease, Tenant covenants and agrees to pay the Landlord a fixed minimum rent (hereinafter called the "Minimum Rent"), in equal monthly installments on the first day of each and every month in advance, payable to TAMMY DEVELOPMENT COMPANY - 4289 BONNY OAKS DRIVE, SUITE 201, CHATTANOOGA, TN 37406:

    (i) Commencing FEBRUARY 1, 1996 and Terminating JANUARY 31, 1998 a minimum rent of TWENTY-SEVEN THOUSAND THREE HUNDRED SIXTY AND 00/100 DOLLARS
         ($27,360) per year payable in equal monthly installments of TWO THOUSAND TWO HUNDRED EIGHTY AND 00/100 DOLLARS ($2,280.00);

    (i) Commencing FEBRUARY 1, 1998 and Terminating JANUARY 31, 2001 a minimum rent of TWENTY EIGHT THOUSAND EIGHT HUNDRED AND 00/100 DOLLARS ($28,800.00) per year payable in equal monthly installments of TWO THOUSAND FOUR HUNDRED AND 00/100 DOLLARS ($2,400.00);

SECTION 2. TERMINATION NOTICE. At anytime after the end of the 48th month of the base term, both parties shall be required to provide a twelve month advance termination notice to the other party citing its intention to terminate the lease agreement. This condition specifically imposes an obligation upon both parties to either terminate the lease as of January 31, 2001 or the termination date of the lease will automatically be extended in consecutive monthly increments and the lease will continue under the same terms and conditions, except as to the rental, until otherwise modified or terminated in writing. The rental for the carryover term, if applicable, commencing February 1, 2001, will be calculated based on a rate of $3.15 per square foot, per annum.

SECTION 3. PROMPT PAYMENT WITHOUT DEMAND. Time is of the essence of this lease and Tenant shall pay the rent herein reserved at the time and place specified without deduction, setoff, notice, or demand. Tenant expressly waives any and all requirements for written notice for nonpayment of rent.

                      ARTICLE 3. TAXES AND INSURANCE

SECTION 1. REAL ESTATE TAXES AND INSURANCE PREMIUMS. The landlord shall pay all real estate taxes and assessments ("real estate taxes") and insurance premiums imposed upon the land and building, provided,however, that Tenant shall reimburse Landlord for the increase in its proportionate share of any increases in the amount of real estate taxes and insurance premiums paid or payable by Landlord on the land and building for each calendar year during the term of this lease, and extensions, if any, over the amount which Landlord paid for such real estate taxes (which proportionate share is hereby agreed to be $3,345.37) and insurance premiums (which proportionate share is hereby agreed to be $490.19). For the purpose of this Article, it shall be presumed that any insurance premiums or taxes paid or payable will be for the calendar year in which it becomes due and irrespective of any policy year or period. In the event the total amount of taxes and insurance results in a net decrease below the base year amounts, no reduction in rent below the minimum rent set out in Article 2 will be allowed, nor will such decreases below the base year amounts offset future increases.

SECTION 2. PROPORTIONATE SHARE. Tenant's proportionate share of any increases under Section 1 above shall be deemed to be 19.36 percent (%).

SECTION 3. LIMITATIONS ON INSURANCE PREMIUMS PAYABLE BY TENANT. Landlord and Tenant agree that the insurance coverage contemplated by this Article shall include fire and extended coverage: in an amount not to exceed the building replacement cost and in any amount sufficient to avoid co-insurance, public liability insurance, business interruption/rental abatement insurance, and may include other coverage commonly included in an All Risk Insurance Policy.

SECTION 4. CONTEST OF TAX ASSESSMENT. In the event of an increase in real estate taxes hereunder, the Landlord may contest such increase through the appropriate proceedings (however, nothing herein shall require Landlord to contest any increases) and Tenant agrees to pay its proportionate share of Landlord's cost in contesting such taxes if these costs were additional taxes in the year paid. Landlord must notify Tenant of proposed increases in taxes. Tenant may elect to contest such increase or participate with the Landlord to contest such increases through the appropriate proceedings. Tenant must agree in writing to the proportionate share of Landlord's cost of contesting such tax.

SECTION 5. PERSONAL PROPERTY TAXES. Tenant shall pay and be liable for all taxes levied against personal property and trade fixtures placed by Tenant in the premises and for any real estate taxes assessed as a result of Tenant's improvements, alterations or installations.

SECTION 6. PAYMENT OF TAXES OR INSURANCE BY TENANT. The amount of taxes or insurance premiums due from Tenant to Landlord hereunder, if any, shall be treated as rent for all purposes of this lease and shall be payable by Tenant to Landlord within 30 calendar days after Landlord bills Tenant for such increases. Increases, if any, for the year during which this lease commences or terminates shall be prorated in accordance with the length of time Tenant occupied the premises in said year.

SECTION 7. TAX ON RENTS. Should the United States of America, the State of Tennessee, Hamilton County, the City of Chattanooga, or any other governmental unit or agency, whether now existing or hereafter created, be given the power to levy and collect tax from Landlord on the rental payable hereunder, other than general income taxes, inheritance or gift taxes. Tenant agrees to reimburse Landlord in full for the amount of taxes so paid by Landlord on the rentals payable under this lease. Any sums payable by Tenant hereunder shall constitute additional rent and be included in Tenant's monthly installment, in addition to the minimum rent, or in any payment of additional rent.

SECTION 8. LIABILITY INSURANCE. Tenant, at Tenant's expense, shall procure and maintain throughout the term of this lease public liability insurance covering the premises, and the use and occupancy of same, including any adjoining sidewalks, and parking areas, in a company or companies acceptable to Landlord and licensed to do business in Tennessee under a policy satisfactory in form to Landlord, naming Hudson Companies Incorporated, as Landlord, as an additional insured, with limits of not less than $500,000.00 combined single limit. The policy or policies shall contain the provision that they may not be canceled without first giving Landlord not less than fifteen (15) days prior written notice. Duplicate policies or certificates of all insurance shall be delivered to Landlord not less than five (5) days prior to each effective date.

SECTION 9. PERSONAL PROPERTY INSURANCE. It shall be Tenant's sole responsibility to insure and keep insured, at Tenant's expense, all personal property which is owned by the Tenant, or any other authorized occupant of the leased premises, and which is placed or stored in the leased premises or elsewhere in the building of which they are a part: and it is agreed that Landlord shall have no responsibility to effect such insurance.

                            ARTICLE 4. USES PROHIBITED

The premises and all buildings and improvements thereon shall, during the term of this lease, be used only and exclusively for the purposes set fort in
Article 1, Section 3, and no part of the premises or improvements thereon shall be used in any manner whatsoever for any purposes in violation of the laws, ordinances, regulations or orders of the United States, or of the State, County and/or City where the premises are located, or of any duly constituted subdivision, department or board thereof. Tenant shall not knowingly use or occupy the premises or any part thereof, or suffer or permit the same to be used or occupied for any business or purpose deemed extra hazardous on account of fire or otherwise: and if by reason of the use and occupancy of the premises, the policy covering the premises (Fire Insurance, Extended Coverage or Liability) is to be canceled or the rate of said insurance shall be increased, the Landlord shall have the option of terminating this lease, or on demand, Tenant will pay to Landlord the amount of such increase (but such increase in the rate of insurance shall not be deemed a breach of this covenant by Tenant). Tenant covenants and agrees that Tenant will not create or maintain, or permit others to create or maintain, any nuisances, including without limiting the foregoing language, loud noises, sound effects, offensive odors, smoke or dust in or about the leased premises, Tenant shall comply in all respects with all applicable federal, state and local laws, rules regulations and orders including without limitation, those relating to pollution, reclamation or protection of the environment, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, or hazardous or toxic materials or waste into the air, water, or land, or otherwise relating to the manufacture, processing distribution, use, treatment, storage disposal, transport or handling of pollutants, contaminants or hazardous or toxic materials or wastes. Tenant shall indemnify, defend and hold Landlord harmless from and against any loss, cost damage or expense, including without limitation, attorney's fees and costs of site investigation and clean up, incurred by or imposed upon landlord as a result of the breach by Tenant of its obligations in this Article 4.

                 ARTICLE 5. CONDITION AND CARE OF PREMISES

Tenant acknowledges that he has examined the leased premises and accepts them as being in good condition and state of repair and that the capacity of the mechanical equipment (electrical, plumbing, heating and air conditioning), if any, is of adequate capacity for Tenant's use, and Landlord does not warrant their condition in any respect. Tenant, at his own expense, shall keep the premises clean, neat, and free from trash and rubbish, and shall not commit, or permit others to commit any waste, damage, or injury to the leased premises or the building by Tenant, invitees, or other persons whom Tenant permits to be in or about the leased premises. Tenant shall use reasonable diligence to keep the sidewalks adjoining the premises, if any, free from ice and snow and at all times broom clean and free of trash, litter, or obstructions of any kind. Tenant agrees to maintain a fully charged dry chemical fire extinguisher of adequate capacity of use within the premises.

             ARTICLE 6. MAINTENANCE, REPAIRS, AND ALTERATIONS

SECTION 1. OBLIGATIONS OF TENANT. Except for the repairs required of Landlord pursuant to Sections 2 of this Article 6, Tenant shall repair and maintain the Demised Premises, inside in good order, condition, and repair (including any such replacement and restoration as is required for that purpose) without limitation, interior painting, all plate glass, windows, doors, hardware, plumbing fixtures, electric fixtures and equipment, light fixtures, bulbs & ballasts, the heating, ventilating, and air conditioning systems, walls, floors, floor coverings, ceilings and all machinery, equipment and facilities forming apart of the Premises. Should Tenant fail to make any repairs or restoration for which Tenant is responsible under this lease, Landlord may, but will not be obligated to, make same at Tenant's expense, and the cost thereof shall be considered additional rent due hereunder payable immediately.

SECTION 2. OBLIGATIONS OF LANDLORD. Except for any repairs necessitated by the negligent act or omission of Tenant, its agents, servants, or invitees, or by any unusual use of the Premises by Tenant, Landlord shall repair and maintain in good order and condition and replace when necessary the electrical wiring, plumbing pipes, sprinkler systems, roof and structural portions of the building, including, but not limited to, bearing walls, foundations, roof, and all outside appurtenances to the building.

SECTION 3. ALTERATIONS AND ADDITIONS. Tenant shall not make any alterations or additions to the premises without Landlord's prior written consent. Landlord shall not be liable for the cost of any alterations or additions, all of which are hereinafter referred to in this paragraph as "alterations" made by Tenant, and Tenant shall indemnify and save Landlord harmless on account of claims for mechanic's materialmen's or other liens in connection with any alterations made by Tenant, and any such liens shall exist only against Tenant's leasehold interest, and not against Landlord's interest, whether in fee or otherwise. Upon Landlord's request, Tenant shall provide Landlord a waiver of lien from any contractor performing work on the Premises. All alterations made by Tenant shall be in full compliance with all applicable building laws, ordinances and regulations. All alterations that may be made by either of the parties shall inure to Landlord's benefit and shall become a part of the premises and shall belong to Landlord absolutely as soon as made.

                       ARTICLE 7. INDEMNIFICATION

Landlord shall not be liable for any loss, damage or injury to person or property occurring, except due to the gross negligence or intentional conduct of the landlord or its agents, in or about the premises, and Tenant shall indemnify and hold Landlord harmless from any and all such injuries and damages, and shall defend any claims or legal actions arising, therefrom, and pay all judgements resulting therefrom and shall reimburse Landlord for all costs and expenses, including attorney's fees, paid or incurred by landlord as a result thereof. Without in any way limiting the general language of the sentence immediately proceeding, Landlord shall not be liable for loss of or damage to any property at any time located in or about the premises, whether or not Tenant is the owner hereof, including, but not limited to, any loss, damage or injury resulting from steam, gas or electricity, or from water, rain, snow, ice or other substance which may leak into, or issue or flow from any part of the premises or from the pipes or plumbing work of the premises, or from or into any other place or quarter. Landlord shall be under no liability to Tenant on account of any discontinuance of heat, electricity, sewer, water, air conditioning, sprinkler, gas and/or other utility, convenience, service or facility, however such discontinuance may be caused, and shall be under no obligation to see that such discontinuance is rectified, and no such discontinuance shall constitute conservative eviction or any ground for termination of this lease by Tenant. Landlord shall indemnify Tenant and hold Tenant harmless from any and all losses, damages and injuries resulting from the gross negligence of the Landlord or its agents, and shall defend any claims or legal actions arising therefrom and shall reimburse Tenant for all costs and expenses, including attorney fees, paid or incurred by Tenant as a result thereof.

         ARTICLE 8. DAMAGE OR DESTRUCTION BY FIRE OR OTHER CASUALTY

If at any time the premises becomes totally untenantable by reason of damage or loss by fire or other casualty and such fire or other casualty shall not have been caused by the negligence or wrongful act or omission of Tenant, Tenant's servant, agents, licensees or invitees, the rent shall abate until the premises have been restored to tenantable condition, but nothing herein is to be constructed as requiring Landlord to rebuild or restore the premises. In the event of a loss from fire or other casualty, Landlord shall have the election not to rebuild or recondition the premises which such election may be exercised by written notice thereof to Tenant, given within thirty (30) days from the date of said loss. For purposes of this Article 8, "totally untenantable" shall mean that the premises had been damaged to the extent that the interior of the premises and the contents therein are exposed to the elements.

If Landlord exercises such election, this lease shall cease and terminate, effective on the date of such loss, and Tenant shall pay the accrued rent up to the date of such loss, or Landlord, if the rent has been paid beyond such date, will refund to Tenant the proportionate part of any such rent prepaid, and thereupon this lease shall become null and void, without further obligations on the part of either party hereto, even though the building may at a later date be rebuilt, restored or reconditioned.

                             ARTICLE 9. SIGNS

Except for the existing signs, no signs shall be constructed or painted on the windows, outside walls, roof or exterior of the premises without the prior written consent of Landlord.

                ARTICLE 10. LANDLORD'S RIGHT TO GO ON PREMISES

Tenant shall permit Landlord and/or Landlord's agents or employees at all reasonable hours to enter the Premises and examine them or to show them to persons wishing to rent or purchase the same, or to make repairs, alternations, or other work thereto, taking any space needed therefor, and no compensation shall be asked or claim made by Tenant by reason of any inconvenience or annoyance arising from anything that may be done in repairing, altering, working on or protecting the Premises or Building of which same may be a part, however, the necessity may arise, but this paragraph shall not be construed as imposing any duty on Landlord to make any repairs, alterations or additions. Tenant shall permit Landlord and/or Landlord's agents, but only during the four months preceding the termination of this Lease, to place upon the windows, walls or doors of the premises "FOR SALE" and/or "FOR RENT" signs, and allow the same to remain there without molestation and without any claim being made by Tenant for compensation on account thereof.

                     ARTICLE 11. UTILITIES AND SERVICES

Tenant shall pay for all gas, electricity, heat, water, sewer charges, and all other utilities used on or about the Premises, and shall pay any charges of any company furnishing water or pressure for any sprinkler system, fire hydrants or standpipe serving the premises. Tenant shall pay its proportionate share of all special assessments imposed by any governmental entity on the Premises including, but not limited to, the Storm Water Fee instituted by the City to service the property. Tenant shall maintain heat in the premises as necessary to prevent the freezing of plumbing and sprinkler systems. Tenant shall also pay all charges for cleaning services or private garbage service used by Tenant.

                     ARTICLE 12. NO ASSIGNMENT OR SUBLETTING

Neither Tenant nor any court officer thereof, nor any receiver or trustee in bankruptcy shall assign or transfer this Lease or any part thereof nor shall the premises be sublet in whole or in part, without Landlord's prior written consent: such consent shall not be unreasonably withheld provided, however, that Tenant, while not in default hereunder, shall have the right to sub-let portions or sections of the premises for departments handling some of the items ordinarily handled in the business for which the premises may be used as provided in Article I hereinabove. Tenant shall always remain liable for any default of any assignee, transferee or sub-tenant.

                         ARTICLE 13. REMOVAL OF FIXTURES

Provided Tenant is not in default hereunder, Tenant shall have the right on or before the termination of this Lease, to remove any trade fixtures that were purchased and provided by Tenant, and which are susceptible of being removed without damage to the Building or the Premises, provided Tenant exercises such right before this lease is terminated, and provided Tenant furnishes Landlord in advance adequate security satisfactory to Landlord that the Building and Premises will be restored to their original condition at Tenant's expense immediately after such removal. This right of removal shall not include any right to remove any heating, air conditioning, plumbing, wiring, linoleum or carpeting, and shall not, as a matter of course, include any fixtures that were furnished or paid for by Landlord. Any such items remaining on the Premises or in the Building after such date of termination shall, at Landlord's option, be deemed the property of Landlord for such disposition as Landlord sees fit or Landlord may require Tenant to remove all of Tenant's property.

                          ARTICLE 14. WAIVER PROVISION

The failure of Landlord to insist on strict performance of any of the terms, conditions and covenants herein shall not be deemed to be a waiver of any rights of remedies that Landlord may have and shall not be deemed a waiver of any subsequent breach in the terms, conditions and covenants herein contained except as may expressly waived.

                         ARTICLE 15. DEFAULT PROVISIONS

If: (i) Tenant shall default in payment of the rent due hereunder and such default shall continue for a period of Ten (10) days after the due date of the rent, Landlord will give the Tenant written notice of default and five
(5) business days following the notice to cure the default: or (ii) the leased premises become deserted or stand vacant or are used for purpose other than that stated in Article I herein: or (iii) Tenant be in under any other covenant, agreement, obligation or condition of this lease and fails to cure such default within thirty (30) days after written notice thereof from Landlord (or if such default shall be of such a nature that it cannot be cured completely within such thirty (30) day period. Tenant shall not have property commenced with such thirty (30) day period and shall not thereafter proceed with reasonable diligence and good faith to remedy such default):

such thrity (30) day period, Tenant shall not have properly commenced with such thrity (30) day period and shall not thereafter proceed with reasonable diligence and good faith to remedy such default); (iv) Tenant shall file a voluntary petition in bankruptcy, reorganization or receivership, become insolvent, be adjudicated bankrupt, or make an assignment for the benefit of creditors, or if any involuntary petition in bankruptcy, reorganization or receivership is filed against Tenant and not dismissed within sixty (60) days, any such event shall, at Landlord's option, constitute a default of Tenant hereunder and Landlord, at Landlord's option and without further notice to Tenant, which is hereby expressly waived, may at any time declare this lease terminated and this lease shall expire as fully and completely as if that day were the date herein originally fixed for the expiration of the term, and Tenant shall quit and surrender the premises to Landlord, but Tenant shall nevertheless continue to remain liable hereunder. Landlord may at any time thereafter re-enter the leased premises and remove all persons and property therefrom by any suitable action or proceeding at law or in equity or by force or otherwise, without being liable for any prosecution thereof or any damages arising therefrom and repossess and enjoy the leased premises. Such re-entry shall not relieve Tenant of the obligation to make the rental payments required by this Lease at the time and in the manner provided herein. Upon such re-entry, Landlord may, but shall not be required to, repair, alter, remodel and/or change the character of the leased premises as Landlord may see fit and/or at any time relet the premises in whole or in part for any period or time that the Landlord elects, whether longer or shorter than the unexpired portion of the term of this lease, as agent of Tenant, or otherwise, in the name of Landlord or of Tenant, as Landlord may see fit and Landlord may receive the rents therefor, applying the same first to the payment of such reasonable expenses as Landlord may have incurred in entering, dispossessing, reletting, repairing or altering the premises, and then to the fulfillment of the covenants of Tenant herein, including but not limited to the rental payments required hereunder, retaining any such balances until the date the term of this lease would otherwise have expired as security for the payment of all obligations of Tenant which may arise and be unpaid during such period. In attempting to relet the leased premises, Landlord shall be the sole judge as to whether or not proposed tenant is suitable and acceptable. Landlord shall not, by receiving partial payments of rents in arrears, be deemed to have waived any rights herein for nonpayment of rent of for any other default on the part of Tenant.

                   ARTICLE 16. NOTICE REQUIREMENTS

All notices required or permitted by the terms of this lease shall be given by United States registered or certified mail, addressed to Tenant c/o Chattem, Attn: Derrill Pitts 1715 West 38th Street, Chattanooga, TN 37409 and addressed to Tammy Development Company 4289 Bonny Oaks Drive, Suite 201, Chattanooga, TN 37406. The date when such notice shall be deemed to have been given shall be the date when it is deposited in the United States Mails, postage prepaid, in accordance with the provisions of this paragraph. Any address or addressee herein specified may be changed from time to time by either party by written notice given to the other party as above provided, such change or address or addressee to become effective at the expiration of five (5) calendar days from the date of the notice of change.

                         ARTICLE 17. SURRENDER

Tenant, and Tenant's assignees and/or sub-tenants, if any, shall surrender the premises to Landlord at the expiration of the term hereof, or any extension hereof, or upon termination of this lease by virtue of Tenant's default, broom clean and in good condition, damage by fire or other casualty not caused by the negligence of Tenant, Tenant's employees, agents, officers and invitees, excepted. If Tenant shall default in so surrendering the premises, then Tenant's occupancy subsequent to such expiration shall be deemed to be that of a tenant at will, and in no event from month to month, or from year to year, subject to all of the terms, covenants and conditions of this lease applicable thereto, and no extension or renewal of this lease shall be deemed to have occurred by such holding over.

                          ARTICLE 18. CONDEMNATION

In the event that the term of this lease or any extension or renewal thereof either the entire premises or the building of which the premises are a part, or such substantial part of either as to render the remaining premises or building untenantable, are acquired by governmental or quasi-governmental authority by exercise of the power or eminent domain, this lease shall be adjusted at the time possession must be surrendered to such authority for all purposes, and prepaid or unpaid rent shall be adjusted between the parties as of such date. In the event that only such portion of the premises or the building is acquired by such authority by the exercise of such power as will leave the remaining premises in a condition suitable for use by Tenant in its business, the monthly rental payments from the date of such acquisition to the end of the original or any extended term hereof shall be reduced in proportion to the resulting loss of use of said premises by Tenant, but such reduction shall not exceed Landlord's award attributable to the premises. In the event such partial acquisition and reduction in rent, Landlord agrees to make promptly, at Landlord's expense, all necessary alterations and repairs which shall be required because of such partial acquisition by eminent domain, to restore the premises to a safe and tenable condition, but only to the extent of proceeds of condemnation made available to Landlord. Tenant shall have no claim against Landlord or the condemning authority for any acquisition of the leasehold interest, provided that nothing herein contained shall in any way prejudice or interfere with any claim which Tenant may have against the authority exercising the power of eminent domain for damages or otherwise for destruction or interference with the business of Tenant in the premises so long as such claim does not diminish Landlord's claim. For purposes of this section, acquisition of all or a part of the premises by governmental or quasi-governmental authority by means of voluntary negotiations and contract shall be deemed to be acquisition by exercise of the power of eminent domain.

                    ARTICLE 19. WAIVER OF SUBROGATION

Each of the parties hereto waives any and all rights of recovery against the other or against the officers, employees, agents, representatives of such other party for loss of or damage to such waiving party or its property or the property of others under its control, arising from any cause insured against under the standard form of fire insurance policy with all permissible extension endorsements covering additional perils or under any other policy of insurance carried by such waiving party in lieu thereof, provided said waiver does not adversely affect such insurance.

                    ARTICLE 20. LEASE SUBORDINATION

Tenant agrees that its interest in the leased premises shall be and remain subject and subordinate to the lien of any existing mortgage, deed of trust, security instrument, or other lien applicable to the leased premises, the property of which the leased premises are a part and/or its contents. Upon request of Landlord, Tenant will enter into a written agreement subordinating the lease to the lien of any future mortgage, deed of trust, security instrument, or other lien applicable to the leased premises and any extensions or renewals thereof and to all advances made or hereafter to be made on the security thereof, irrespective of the date of execution or recordation, provided that mortgagee consents that Tenant's possession of the premises and Tenant's rights and privileges under the lease, or any renewals, modifications, or extensions thereof shall not be diminished or interfered with by that mortgagee and Tenant's occupancy of the premises shall not be disturbed by that mortgagee during the term of the lease or any renewals, modifications, or extensions thereof for so long as Tenant is not in default (beyond any period given Tenant to cure such default) in the payment of rent or in the performance of any of the terms, covenants, or conditions of the lease on Tenant's part to be performed.

                        ARTICLE 21. ATTORNMENT

If, by reason of any default by Landlord as mortgagor or grantor under any present and/or future mortgage, deed of trust security instrument, or other lien, Landlord's equitable title or fee simple title is terminated through foreclosure or trustee sale or otherwise at the instance of the holder of such mortgage, deed of trust, security instrument, or other lien, Tenant hereby agrees to attorn to the purchaser at the foreclosure or trustee sale and will recognize such purchaser as Landlord under the lease.

                      ARTICLE 22. QUIET ENJOYMENT

Provided Tenant shall pay all rents as herein agreed and keep and perform all of the terms, covenants and conditions hereof, Tenant shall peaceably possess and quietly enjoy the demised premises without disturbance or interruption subject only to the terms and conditions of this Lease.

              ARTICLE 23. RIGHTS OF SUCCESSORS AND ASSIGNS

The terms, covenants and conditions in this Lease shall apply to and inure to the benefit of and be binding upon the parties hereto and upon their respective executors, heirs, legal representatives, successors and assigns, as the case may be.

                  ARTICLE 24. LANDLORD REPRESENTATIONS

The Landlord represents and warrants that:

       (i) Landlord is the fee owner of the demised premises and has all right, power and authority to execute, deliver and perform this lease;

       (ii) the execution, delivery and performance of this Lease by Landlord do not violate any provision of applicable law or any agreement, instrument or document to which Landlord is a party or by which its assets may be bound or affected.

                          ARTICLE 25. RECORDING

Owner and Tenant hereby agree to execute a memorandum of lease in form satisfactory to Tenant. Tenant may, at Tenant's sole cost and expense, promptly record such memorandum of lease in the registrar's office of the County in which the Leased Premises are located.

                      ARTICLE 26. ESTOPPEL CERTIFICATE

Tenant agrees, with seven (7) days after written request by Landlord, to execute, acknowledge and deliver to and in favor of any proposed mortgagee or purchaser of the Premises, an estoppel certificate, in the form customarily used by such proposed mortgagee or purchaser, stating, among other things (i) whether this Lease is in full force and effect, (ii) whether this Lease has been modified or amended and, if so, identifying and describing any such modification or amendment, (iii) the date to which rent and other charge has been paid, and (iv) whether the party furnishing such certificate knows of any default on the part of the Landlord or has any claim against such Landlord and, if so, specifying the nature of such default or claim.

                          ARTICLE 27. TERMINOLOGY

Whenever Landlord and Tenant are herein referred to, such reference shall be construed as applying to their respective successors in interest, and in the singular or plural number, and in the masculine, feminine or neuter gender, whichever is properly applicable.

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                          ARTICLE 27. TERMINOLOGY

Whenever Landlord and Tenant are herein referred to, such reference shall be contrued as applying to their respective successors, and in the singular or plural number, and in the masculine, feminine or neuter gender, whichever is properly applicable.

                           ARTICLE 28. CAPTIONS

The captions of this lease are for convenience only and are not a part of this lease and do not in any way limit or amplify the terms and provisions of this lease.

                       ARTICLE 29. ENTIRE AGREEMENT

This lease contains all of the agreements between the parties hereto and may not be modified in any manner unless by agreement in writing signed by all parties hereto or their successors in interest.




DATE         8-1-95                             DATE      7/21/95
    -------------------------------                 ---------------------------
LANDLORD: Tammy Development Company             TENANT: Chattem, Inc.


By:--------------------------------             By:----------------------------


WITNESS:                                        WITNESS:
-----------------------------------             -------------------------------


                                   7



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